ACQUISITION OF WILSON-DAVIS - Pro forma financial information (Details)	12 Months Ended
Jun. 30, 2024 USD ($) $ / shares shares
ACQUISITION OF WILSON-DAVIS
Total revenue | $	$ 5,247,150
Net loss | $	$ (23,878,060)
Weighted average shares, Basic | shares	196,696
Net loss per shares: Basic | $ / shares	$ (121.4)
Weighted average shares, Diluted | shares	196,696
Net loss per shares: Diluted | $ / shares	$ (121.4)